TERM SHEET DATED MAY 24, 1999
-----------------------------
$1,032,351,000.00

$199,000,000.00-Class A-1 ___% Asset Backed Notes
$232,000,000.00-Class A-2 ___% Asset Backed Notes
$276,000,000.00-Class A-3 ___% Asset Backed Notes
$273,733,000.00-Class A-4 ___% Asset Backed Notes
$51,618,000.00-Class B ___% Asset Backed Notes

First Security(R) Auto Owner Trust 1999-2
Issuer

First Security Bank(R), N.A.
Seller and Servicer

Attached is a preliminary term sheet (the "Term Sheet") describing the structure, collateral pool and certain aspects of the First Security(R) Auto Owner Trust 1999-2 (the "Trust"). The information contained in the attached Term Sheet is referred to as the "Information".

The attached Term Sheet has been prepared with the cooperation of First Security Bank, N.A. (the "Bank"). Neither the underwriters, nor any of their affiliates, makes any representation as to the accuracy or completeness of the Information. The description of the collateral pool and other Information contained herein is preliminary and will be superseded by a final prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. In addition, the attached Term Sheet supersedes any prior term sheet.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, a final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. A final prospectus supplement will be filed after the securities have been priced and all of the terms and information are finalized. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication ("Offering Documents") for definitive Information on any matter discussed in this communication. Any investment decision should be based on the data in the Offering Documents and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting Credit Suisse First Boston at (212) 325-2000.

Sales of the securities to be offered by the Trust may not be consummated unless the purchaser has received the Offering Documents. The securities to be offered by the Trust under the Offering Documents have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                       Underwriters of the Class A Notes

Credit Suisse First Boston

                      First Security Capital Markets, Inc.

                                            J.P. Morgan & Co.
                                                                 Lehman Brothers

                       Underwriters of the Class B Notes

Credit Suisse First Boston                  First Security Capital Markets, Inc.

                   First Security(R) Auto Owner Trust 1999-2
               First Security Bank(R), N.A., Seller and Servicer



                         Term Sheet Dated May 24,1999

Capitalized terms used below which are not defined have the meanings specified in the Base Prospectus of First Security Bank(R), N.A. Dated January 20, 1999
                            and pertaining to First
         Security(R) Auto Owner Trusts. A copy of such Prospectus is available from the Securities and Exchange Commission and by contacting
                 Credit Suisse First Boston at (212) 325-2000.


Issuer.......................  First Security Auto Owner Trust 1999-2 (the
                               "Trust" or the "Issuer").

Indenture Trustee............  The Chase Manhattan Bank will act as the Indenture Trustee.

Owner Trustee................  Wilmington Trust Company will act as the Owner
                               Trustee.

The Notes....................  The Notes offered hereby are:

                               1) Class A-1 ___% Asset Backed Notes in the aggregate principal amount of $199,000,000.

                               2) Class A-2 ___% Asset Backed Notes in the aggregate principal amount of $232,000,000.

                               3) Class A-3 ___% Asset Backed Notes in the aggregate principal amount of $276,000,000.

                               4) Class A-4 ___% Asset Backed Notes in the aggregate principal amount of $273,733,000.

                               5)  Class B ___% Asset Backed Notes in the
                                   aggregate principal amount of $51,618,000.
                                   The Seller will retain a Class B Note in the aggregate principal amount of $437.68, which is not offered hereby.

Trust Property...............  The principal property of the Trust will include, among other things: (i) a pool of fixed rate motor vehicle installment sale contracts and installment loans; (ii) all monies due or received thereunder on and after the Cutoff Date;
                               (iii) security interests in the Financed
                               Vehicles; and (iv) amounts on deposit in the Trust Accounts, including the Reserve Account.


Terms of the Notes:

   Distribution Dates........  The 15th day of each month (or, if such day is not a business day, the next succeeding business
                               day), beginning June 15, 1999.

   Interest..................  .   The interest rate for each Class of Notes is
                                   the fixed rate as specified on the cover page of this Term Sheet. Interest will be payable on all Notes on each Distribution Date.

                               . Interest on the Class A-1 Notes and the Class A-2 Notes will be calculated on the basis of the actual number of days elapsed from the last Distribution Date and a 360-day year.

                               . Interest on the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

                               . Payments of interest on the Class B Notes are subordinated to interest payments on the Class A Notes as follows:

                                   .    On any Distribution Date, interest on
                                        the Class B Notes will not be paid until all accrued and unpaid interest on the Class A Notes have been paid in full.

                                   .    After an acceleration of the Notes
                                        following an Event of Default, or if any Notes remain outstanding on or after the applicable Final Scheduled Distribution Date, no interest or principal will be paid on the Class B Notes until all principal and interest on the Class A Notes has been paid in full.

   Principal.................  .   Principal on the Notes will be payable on
                                   each Distribution Date in an aggregate amount based on the amount of principal collected on the Receivables during the related Collection
                                   Period. Such payments will be made, except as provided below, as follows:

                                   . first, 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full; and

                                   .    second, approximately 93.8060% to the
                                        Class A Notes until paid in full (all of which shall be paid to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full and then to the Class A-4 Notes until paid in full) and approximately 6.1940% to the Class B Notes until paid in full; provided, however, that principal on the Class B Notes will not be paid on any Distribution Date until the amount of principal payable on the Class A Notes on such Distribution Date has been paid in full; provided further that, so long as any Class A Notes are outstanding, if the amount in the Reserve Account (after giving effect to all deposits or withdrawals therefrom with respect to such Distribution Date) is less than the

                                        Specified Reserve Account Balance for
                                        such Distribution Date, all amounts
                                        otherwise payable as principal on the
                                        Class B Notes will be paid as principal
                                        on the Class A Notes.

                               . From and after the occurrence of a Gross Loss Trigger Event, principal payments will be made, except as provided below, as follows:

                                   .    first, to the Class A Notes until paid
                                        in full (all of which shall be paid to
                                        the Class A-1 Notes until paid in full,
                                        then to the Class A-2 Notes until paid
                                        in full, then to the Class A-3 Notes
                                        until paid in full and then to the Class
                                        A-4 Notes until paid in full); and

                                   .    second, to the Class B Notes until paid
                                        in full.

                                   "Cumulative Gross Losses" shall equal, on any Distribution Date, the aggregate amount allocable to principal of all Receivables which have been designated as Liquidating Receivables with respect to any Collection Period ending prior to such Distribution Date.

                                   "Gross Loss Ratio" means, on any Distribution Date, an amount expressed as a percentage, equal to the quotient of (i) the Cumulative Gross Losses as of such Distribution Date divided by (ii) $1,032,351,437.68.

                                   A "Gross Loss Trigger Event" shall occur if, on any Distribution Date, the Gross Loss Ratio exceeds 7.0%; provided, however, that a Gross Loss Trigger Event will not occur after the acceleration of the Notes following an Event of Default or if any Notes remain outstanding on or after the applicable Final Scheduled Distribution Date.

                               .   In addition to the above, payments of
                                   principal on the Class B Notes are
                                   subordinated to payments of interest and principal on the Class A Notes such that after an acceleration of the Notes following an Event of Default or if any Notes remain outstanding on or after the applicable Final Scheduled Distribution Date:

                                   . In lieu of the above, principal payments will be made as follows:

                                        .   first, to the Class A Noteholders
                                            ratably according to the amount due
                                            and payable on each class until all
                                            the Class A Notes have been paid in
                                            full; and

                                        .   second, to the Class B Noteholders
                                            until the Class B Notes have been
                                            paid in full.

                                   .    any amounts otherwise payable as
                                        interest and principal on the Class B
                                        Notes will be available to make payments of principal on the Class A Notes.

Final Scheduled Distribution
Dates...........................   The outstanding principal amount, if any, of
                                   each class of Notes will be payable in full on the date set forth below. If any class of Notes is not repaid in full on or prior to the applicable Final Scheduled Distribution
                                   Date, an Event of Default will occur. In addition, in such event, no interest or principal will be paid on the Class B Notes until all interest and principal have been paid on the Class A Notes.

                                   Notes             Final Scheduled
                                   -----             ---------------
                                                     Distribution Date
                                                     -----------------

                                   Class A-1 Notes   June 2000 Distribution Date
                                   Class A-2 Notes   April 2002 Distribution
                                                     Date
                                   Class A-3 Notes   October 2003 Distribution
                                                     Date
                                   Class A-4 Notes   October 2006 Distribution
                                                     Date
                                   Class B Notes     October 2006 Distribution
                                                     Date

   Redemption...................   The Class A-4 Notes and the Class B Notes
                                   will be redeemed in whole on any Distribution
                                   Date if the Servicer exercises its option to purchase from the Trust the Receivables and other Trust Property. The Servicer may exercise this option only if:

                                   .    the Aggregate Receivables Balance
                                        declines to 10% or less of the Aggregate
                                        Starting Receivables Balance;

                                   .    the aggregate of the Repurchase Amount
                                        of the Receivables (other than
                                        Liquidating Receivables) is greater than or equal to the sum of the outstanding principal balance of all Notes, plus accrued and unpaid interest thereon; and

                                   . the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full.

                                   The redemption price will be equal to the unpaid principal amount of the Class A-4 Notes and the Class B Notes, plus accrued and unpaid interest thereon.

   Voting Rights................   If the Offering Documents specify certain
                                   circumstances under which a specified
                                   percentage in principal amount of the
                                   outstanding Notes must consent, approve, direct or request an action, such action shall be valid only if such specified percentage in principal amount of all outstanding Class A Notes (or, if no Class A
                                   Notes remain outstanding, all of the
                                   outstanding Class B Notes) voting together as a single class have voted to give such consent, approval, direction, request or notice or take such action.

                                   Any Notes held by the Seller will not be deemed outstanding and shall be disregarded when a vote is taken.

Subordination...................   The Class B Notes are subordinated to the
                                   Class A Notes. This provides additional
                                   credit enhancement for the Class A Notes.

                                   .    No interest will be paid on the Class B
                                        Notes on any Distribution Date until all accrued and unpaid interest on the Class A Notes has been paid in full.

                                   . No principal will be paid on the Class B Notes on any Distribution Date until all principal payable on the Class A Notes on such Distribution Date has been paid in full.

                                   .    On any Distribution Date, if the amount
                                        in the Reserve Account (after giving
                                        effect to all deposits or withdrawals
                                        therefrom with respect to such
                                        Distribution Date) is less than the
                                        Specified Reserve Account Balance, all
                                        amounts otherwise payable as principal
                                        on the Class B Notes will be paid as
                                        principal on the Class A Notes.

                                   .    After the occurrence of a Gross Loss
                                        Trigger Event,

                                        .    no principal will be paid on the
                                             Class B Notes until all principal
                                             owed on the Class A Notes has been
                                             paid in full; and

                                        .    amounts otherwise payable as
                                             principal on the Class B Notes will
                                             be available to make payments of
                                             principal on the Class A Notes.

                                   .    After an acceleration of the Notes
                                        following an Event of Default or if any
                                        of the Notes remain outstanding on and
                                        after the applicable Final Scheduled
                                        Distribution Date,

                                        .    no principal or interest will be
                                             paid on the Class B Notes until all
                                             principal and interest owed on the
                                             Class A Notes has been paid in
                                             full; and

                                        .    amounts otherwise payable as
                                             interest and principal on the Class
                                             B Notes will be available to make
                                             payments of principal on the Class
                                             A Notes.

Reserve Account.................   Funds on deposit in the Reserve Account will
                                   be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Notes due to delinquencies and defaults on the
                                   Receivables. Amounts in the Reserve Account will also be available to pay servicing fees and to make principal payments on the Final
                                   Scheduled Distribution Date for each class of Notes.

                                   The Reserve Account will be funded as
                                   follows:

                                   .    On the Closing Date, the Seller will
                                        deposit the Reserve Account Initial
                                        Deposit of $25,808,785.94 into the
                                        Reserve Account.

                                   .    On each Distribution Date, any
                                        collections on the Receivables remaining after providing for all required payments to holders of the Notes, the payment of the Total Servicing Fee and reimbursement of Outstanding Advances will be deposited in the Reserve Account.

                                   On each Distribution Date, any amount in the Reserve Account in excess of the Specified Reserve Account Balance will be paid to the Certificateholders (which will initially be the Seller). The Noteholders will have no further rights to any amounts paid to the Certificateholders from the Reserve Account.

                                   The "Specified Reserve Account Balance" for any Distribution Date will equal 4.5% of the Aggregate Receivables Balance as of the last day of the related Collection Period. However, the Specified Reserve Account Balance will be calculated as 9.0% of the Aggregate Receivables Balance for any Distribution Date (beginning on the September 1999 Distribution Date) on which the Average Net Loss Ratio exceeds 1.50% or the Average Delinquency Ratio exceeds 1.25%. In no event will the Specified Reserve Account Balance be less than the lesser of (i) $20,674,028.75 and (ii) the aggregate outstanding principal amount of the Notes. We may change this definition without your consent so long as the change does not cause the ratings of the Notes to be reduced or withdrawn.

Tax Status......................   As described in the Offering Documents, in
                                   the opinion of Kirkland & Ellis, special tax counsel to the Seller, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation and the Notes will be characterized as debt.
                                   Prospective investors should consult their own tax advisors to determine the federal, state, local, and other tax consequences of the purchase, ownership and disposition of the Notes. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service with respect to any of the federal income tax consequences discussed herein and no assurance can be given that the Internal
                                   Revenue Service will not take a contrary position.

ERISA Considerations............   As described in the Offering Documents, the
                                   Notes may be purchased by employee benefit plans that are subject to the Employee
                                   Retirement Income Security Act of 1974, as amended, upon satisfaction of certain conditions described therein. Any benefit plan fiduciary considering a purchase of Notes should, among other things, consult with experienced legal counsel in determining whether all required conditions have been satisfied.

Legal Investment................   The Class A-1 Notes will be eligible
                                   securities for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings.........................   We will not issue the Notes unless (1) the
                                   Class A-1 Notes are rated in the highest short-term rating category, (2) the Class A-2
                                   Notes, the Class A-3 Notes and the Class A-4
                                   Notes are rated in the highest long-term rating category and (3) the Class B Notes are rated at least investment grade by at least two nationally recognized statistical rating agencies. After the Notes are issued, any ratings may be lowered or withdrawn by the applicable rating agencies.

The Receivables

Selection Criteria

     Approximately 97.23% of the Aggregate Receivables Balance of Motor Vehicle Loans were originated by the Seller through Dealers in the ordinary course of the Seller's business and in accordance with Seller's underwriting standards; the remainder of the Motor Vehicle Loans were made directly by the Seller to the Obligors in accordance with the Seller's underwriting standards. The Seller will warrant in the Agreement that all the Receivables have the following individual characteristics, among others: (i) the obligation of the related Obligor under each Receivable is secured by a security interest in either a new or used automobile or light truck; (ii) each Receivable has a contractual interest rate ("Contract Rate") of at least 7.5% and less than 30%; (iii) each Receivable had a remaining maturity, as of April 25, 1999 (the "Cutoff Date"), of not less than 6 months and not more than 84 months; (iv) each Receivable had a remaining principal balance of not less than $100 and not more than $91,000 as of the Cutoff Date; (v) no Receivable was more than 29 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) each Receivable is a Simple Interest Receivable (as described below); (viii) the Dealer of the Financed Vehicle, if any, has no participation in, or other right to receive, any proceeds of the Receivable and (ix) each Receivable was originated on or after July 28, 1992. No procedures adverse to Noteholders were used by the Seller in selecting the Receivables to be transferred to the Trust on the Closing Date. All terms of the retail motor vehicle installment sale contracts and installment loans constituting the Receivables which are material to the Noteholders are described in the Prospectus.

Certain Characteristics

     As of the Cutoff Date, approximately 37.41% of the Aggregate Receivables Balance was attributable to loans for purchases of new Financed Vehicles and approximately 62.59% of the Aggregate Receivables Balance was attributable to loans for purchases of used Financed Vehicles.

     The composition, distribution by Contract Rate and distribution by remaining term of the Receivables as of the Cutoff Date are set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

Composition of the Receivables

Weighted Average                                    Number of
Contract Rate of      Aggregatees Receivables     Receivables in    Average Receivable    Weighted Average    Weighted Average
  Receivables                 Balance                 Pool                Balance          Original Term       Remaining Term
----------------      -----------------------     --------------    ------------------    ----------------    ----------------
     9.959%              $1,032,351,437.68          63,751              $16,193.49           67.87 mos.           63.75 mos.

Distribution by Contract Rate of the Receivables

                                                                              Percentage of
                                                                                Aggregate
                                  Number of                                    Receivables
Contract Rate Range              Receivables        Receivables Balance          Balance
-------------------             -------------       -------------------       -------------
7.500-7.999%..................          8,694         $     161,557,218            15.65%
8.000-8.999%..................         16,066               286,485,778            27.75%
9.000-9.999%..................         13,582               224,957,454            21.79%
10.000-10.999%................          8,585               131,723,907            12.76%
11.000-11.999%................          5,381                80,693,164             7.82%
12.000-12.999%................          4,308                60,710,590             5.88%
13.000-13.999%................          2,427                32,898,585             3.19%
14.000-14.999%................          1,606                20,755,942             2.01%
15.000-15.999%................          1,137                13,465,307             1.30%
16.000-16.999%................            702                 8,056,572             0.78%
17.000-17.999%................            317                 3,342,550             0.32%
18.000-18.999%................            498                 4,309,599             0.42%
19.000-19.999%................            152                 1,428,710             0.14%
20.000-20.999%................             72                   586,466             0.06%
21.000-21.999%................            128                   850,124             0.08%
22.000-22.999%................             26                   204,801             0.02%
23.000-23.999%................             20                   132,223             0.01%
24.000-24.999%................             24                   103,717             0.01%
25.000-25.999%................             16                    61,868             0.01%
26.000-26.999%................              2                     5,596             0.00%
27.000-27.999%................              0                         0             0.00%
28.000-28.999%................              3                     6,650             0.00%
29.000-29.999%................              5                    14,616             0.00%
                                -------------       -------------------       -------------
   Total......................         63,751         $1,032,351,437.68            100.0%
                                =============       ===================       =============



Distribution by Remaining Term of the Receivables

                                                                                 Percentage of
Remaining Term                    Number of                                        Aggregate
(Months)                         Receivables        Receivable Balance        Receivables Balance
--------------                  -------------      --------------------       -------------------
1-12..........................            436                 1,202,409               0.12%
13-24.........................          1,470                 6,977,202               0.68%
25-36.........................          3,297                24,355,809               2.36%
37-48.........................          6,051                62,762,804               6.08%
49-60.........................         15,652               224,687,819              21.76%
61-66.........................         11,383               199,992,870              19.37%
67-72.........................         24,979               499,251,233              48.36%
73-78.........................            329                 8,450,722               0.82%
79-84.........................            154                 4,670,570               0.45%
                                -------------      --------------------       -------------------
   Total......................         63,751          1,032,351,437.68              100.0%
                                =============      ====================       ===================

Geographic Distribution of the Receivables

     The following table sets forth the percentage of the Aggregate Receivables Balance of the Receivables in the states with the largest concentration of Receivables. No other state accounts for more than 1% of the Aggregate Receivables Balance of the Receivables.


                                              Percentage of
                                                Aggregate
                   State                    Receivables Balance
                   -----                    -------------------
                   Washington.............       29.45%
                   Idaho..................       17.96%
                   Utah...................       14.27%
                   Oregon.................        9.25%
                   Nevada.................        7.20%
                   California.............        6.11%
                   Wyoming................        5.27%
                   Montana................        3.91%
                   South Dakota...........        1.91%
                   Colorado...............        1.52%
                   Oklahoma...............        1.11%

Payments on the Receivables

     All Receivables provide for the allocation of payments according to the "Simple Interest" method (each a "Simple Interest Receivable"). A Simple Interest Receivable provides for the amortization of the amount financed under the Receivable over a series of fixed level months payments (except that the last such payment may be different). However, each monthly payment consists of an installment of interest which is calculated on the basis of the Receivable Balance multiplied by the stated Contract Rate and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable the amount received is applied first to interest accrued and unpaid to the date of payment and the balance is applied to reduce the unpaid Receivable Balance of the Receivables. Accordingly, if an Obligor pays a fixed monthly installment before its schedule date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater, thereby having the effect of a prepayment. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the Receivable Balance as of such date.

     The Receivables are prepayable at any time. Prepayments may also result from liquidations due to default, the receipt of monthly installments earlier than the scheduled due dates for such installments, the receipt of proceedings from credit life, disability, theft or physical damage, insurance, repurchases by the Seller as a result of certain uncured breaches of the warranties made by it in the Sale and Servicing Agreement with respect to the Receivables, purchases by the Servicer as a result of certain uncured breaches of the covenants made by it in the Sale and Servicing Agreement with respect to the Receivables, or the Servicer exercising its option to purchase all of the remaining Receivables. Prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including decreases in interest rates and the fact that an Obligor may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Seller.

Weighted Average Life of the Notes

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model (the "Model"), is based on an assumed rate of prepayment (the "ABS") each month relative to the original number of receivables in a pool of receivables. The Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables and the final payment in respect of any class of Notes could occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The table on the following pages captioned "Percent of Initial Principal Balance at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the Receivables, as described below. The ABS Table assumes that (i) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (iii) distributions on the Notes are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month) and (iv) the Servicer does not exercise its option to purchase the Receivables. The pool has an assumed cutoff date of April 25, 1999. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal balance of each class of the Notes that is projected to be outstanding after payments are made on each of the Distribution Dates shown at various constant ABS percentages. The ABS Table also indicates the month in which the Servicer can exercise its option to purchase the Receivables and the associated projected average weighted life.

     The ABS Table also assumes that the Receivables have been aggregated into a hypothetical pool, with all of the Receivables within the pool having the characteristics and that the level scheduled monthly payment (which is based on its Aggregate Receivables Balance, annual percentage rate ("APR"), original term to maturity and remaining term to maturity as of the Cutoff Date) will be such that the pool will be fully amortized by the end of its remaining term to maturity.

       Aggregate                      Original Term          Remaining Term
  Receivables Balance      APR      to Maturity (mos.)     to Maturity (mos.)
  -------------------      ---      ------------------     ------------------
   $1,032,351,437.68      9.959%         68 mos.                64 mos.

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within the hypothetical pool could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of the Notes.

        Percent of Initial Principal Balance at Various ABS Percentages

                                                                                          Class A Notes
                           ------------------------------------------------------------------------------------------------------
    Distribution  Date              Class A-1 Notes                     Class A-2 Notes                   Class A-3 Notes
-------------------------  ---------------------------------   --------------------------------    ------------------------------
                            0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%     0.5%    1.2%    1.5%    1.8%
                           ------   ------   ------   ------   -----    ------   ------   ------   ------  -----   ------  ------
Closing Date.............  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
6/15/99..................   91.21    87.38    85.64    83.88   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
7/15/99..................   82.43    74.83    71.44    67.95   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
8/15/99..................   73.66    62.41    57.38    52.22   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
9/15/99..................   64.91    50.09    43.47    36.68   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
10/15/99.................   56.17    37.89    29.72    21.34   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
11/15/99.................   47.45    25.80    16.12     6.20   100.00   100.00   100.00   100.00   100.00  100.00  100.00  100.00
12/15/99.................   38.73    13.82     2.68     0.00   100.00   100.00   100.00    92.97   100.00  100.00  100.00  100.00
1/15/00..................   30.04     1.95     0.00     0.00   100.00   100.00    91.47    81.12   100.00  100.00  100.00  100.00
2/15/00..................   21.36     0.00     0.00     0.00   100.00    92.12    80.92    69.43   100.00  100.00  100.00  100.00
3/15/00..................   12.69     0.00     0.00     0.00   100.00    82.76    70.50    57.92   100.00  100.00  100.00  100.00
4/15/00..................    4.04     0.00     0.00     0.00   100.00    73.50    60.21    46.58   100.00  100.00  100.00  100.00
5/15/00..................    0.00     0.00     0.00     0.00    96.30    64.34    50.06    35.41   100.00  100.00  100.00  100.00
6/15/00..................    0.00     0.00     0.00     0.00    89.37    55.28    40.05    24.42   100.00  100.00  100.00  100.00
7/15/00..................    0.00     0.00     0.00     0.00    82.45    46.32    30.17    13.61   100.00  100.00  100.00  100.00
8/15/00..................    0.00     0.00     0.00     0.00    75.54    37.46    20.44     2.98   100.00  100.00  100.00  100.00
9/15/00..................    0.00     0.00     0.00     0.00    68.65    28.70    10.85     0.00   100.00  100.00  100.00   93.73
10/15/00.................    0.00     0.00     0.00     0.00    61.77    20.05     1.41     0.00   100.00  100.00  100.00   85.11
11/15/00.................    0.00     0.00     0.00     0.00    54.91    11.50     0.00     0.00   100.00  100.00   93.37   76.65
12/15/00.................    0.00     0.00     0.00     0.00    48.06     3.07     0.00     0.00   100.00  100.00   85.68   68.35
1/15/01..................    0.00     0.00     0.00     0.00    41.23     0.00     0.00     0.00   100.00   95.58   78.12   60.21
2/15/01..................    0.00     0.00     0.00     0.00    34.42     0.00     0.00     0.00   100.00   88.67   70.69   52.24
3/15/01..................    0.00     0.00     0.00     0.00    27.62     0.00     0.00     0.00   100.00   81.86   63.39   44.43
4/15/01..................    0.00     0.00     0.00     0.00    20.84     0.00     0.00     0.00   100.00   75.15   56.22   36.80
5/15/01..................    0.00     0.00     0.00     0.00    14.07     0.00     0.00     0.00   100.00   68.53   49.18   29.34
6/15/01..................    0.00     0.00     0.00     0.00     7.33     0.00     0.00     0.00   100.00   62.01   42.29   22.05
7/15/01..................    0.00     0.00     0.00     0.00     0.60     0.00     0.00     0.00   100.00   55.59   35.53   14.94
8/15/01..................    0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    94.86   49.27   28.90    8.01

                              ---------------------------------
    Distribution Date                 Class A-4 Notes                       Class B Notes
-------------------------     ---------------------------------   ---------------------------------
                               0.5%     1.2%     1.5%     1.8%     0.5%     1.2%     1.5%     1.8%
                              ------   ------   ------   ------   ------   ------   ------   ------
Closing Date.............     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
6/15/99..................     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
7/15/99..................     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
8/15/99..................     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
9/15/99..................     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
10/15/99.................     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
11/15/99.................     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
12/15/99.................     100.00   100.00   100.00   100.00   100.00   100.00   100.00    97.91
1/15/00..................     100.00   100.00   100.00   100.00   100.00   100.00    97.47    94.40
2/15/00..................     100.00   100.00   100.00   100.00   100.00    97.66    94.34    90.93
3/15/00..................     100.00   100.00   100.00   100.00   100.00    94.88    91.24    87.51
4/15/00..................     100.00   100.00   100.00   100.00   100.00    92.14    88.19    84.14
5/15/00..................     100.00   100.00   100.00   100.00    98.90    89.42    85.18    80.83
6/15/00..................     100.00   100.00   100.00   100.00    96.84    86.73    82.21    77.57
7/15/00..................     100.00   100.00   100.00   100.00    94.79    84.07    79.28    74.36
8/15/00..................     100.00   100.00   100.00   100.00    92.74    81.44    76.39    71.21
9/15/00..................     100.00   100.00   100.00   100.00    90.70    78.84    73.54    68.11
10/15/00.................     100.00   100.00   100.00   100.00    88.65    76.27    70.74    65.06
11/15/00.................     100.00   100.00   100.00   100.00    86.62    73.74    67.98    62.08
12/15/00.................     100.00   100.00   100.00   100.00    84.59    71.23    65.27    59.15
1/15/01..................     100.00   100.00   100.00   100.00    82.56    68.76    62.60    56.27
2/15/01..................     100.00   100.00   100.00   100.00    80.54    66.32    59.97    53.46
3/15/01..................     100.00   100.00   100.00   100.00    78.52    63.92    57.40    50.70
4/15/01..................     100.00   100.00   100.00   100.00    76.51    61.55    54.86    48.01
5/15/01..................     100.00   100.00   100.00   100.00    74.50    59.21    52.38    45.37
6/15/01..................     100.00   100.00   100.00   100.00    72.50    56.91    49.95    42.80
7/15/01..................     100.00   100.00   100.00   100.00    70.50    54.64    47.56    40.29
8/15/01..................     100.00   100.00   100.00   100.00    68.51    52.41    45.22    37.84

______________________

        Percent of Initial Principal Balance at Various ABS Percentages


                                                                  Class A Notes
                             ---------------------------------------------------------------------------------------
     Distribution Date           Class A-1 Notes                Class A-2 Notes               Class A-3 Notes
---------------------------  --------------------------    -------------------------    ----------------------------
                              0.5%   1.2%   1.5%   1.8%    0.5%   1.2%   1.5%   1.8%     0.5%    1.2%    1.5%   1.8%
                             -----  -----   ----   ----    ----   ----   ----   ----    -----   -----   -----   ----
9/15/01....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    89.24   43.06   22.43   1.26
10/15/01...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    83.63   36.95   16.09   0.00
11/15/01...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    78.04   30.94    9.90   0.00
12/15/01...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    72.47   25.04    3.85   0.00
1/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    66.91   19.25    0.00   0.00
2/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    61.38   13.57    0.00   0.00
3/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    55.86    8.01    0.00   0.00
4/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    50.36    2.55    0.00   0.00
5/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    44.87    0.00    0.00   0.00
6/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    39.41    0.00    0.00   0.00
7/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    33.97    0.00    0.00   0.00
8/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    28.54    0.00    0.00   0.00
9/15/02....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    23.14    0.00    0.00   0.00
10/15/02...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    17.76    0.00    0.00   0.00
11/15/02...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00    12.40    0.00    0.00   0.00
12/15/02...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     7.06    0.00    0.00   0.00
1/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     1.75    0.00    0.00   0.00
2/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
3/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
4/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
5/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
6/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
7/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
8/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
9/15/03....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
10/15/03...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
11/15/03...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
12/15/03...................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
1/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
2/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
3/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
4/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
5/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
6/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
7/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
8/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00
9/15/04....................   0.00   0.00   0.00   0.00    0.00   0.00   0.00   0.00     0.00    0.00    0.00   0.00

Weighted Average Life         0.47   0.33   0.29   0.26    1.56   1.13   1.00   0.89     2.92    2.25    2.00   1.78
    (years) (1)............
*Weighted Average Life to
 Optional Clean Up
  Call (years) (1).........

*Optional Clean Up Call
   Date (mo/yr)............

                              --------------------------------
     Distribution Date                 Class A-4 Notes                   Class B Notes
---------------------------   --------------------------------    -----------------------------
                               0.5%     1.2%     1.5%     1.8%     0.5%    1.2%    1.5%    1.8%
                              -----   ------   ------   ------    -----   -----   -----   -----
9/15/01....................   00.00   100.00   100.00   100.00    66.52   50.22   42.93   35.46
10/15/01...................   00.00   100.00   100.00    94.65    64.54   48.06   40.70   33.14
11/15/01...................   00.00   100.00   100.00    88.21    62.57   45.94   38.51   30.89
12/15/01...................   00.00   100.00   100.00    81.97    60.60   43.86   36.38   28.70
1/15/02....................   00.00   100.00    97.94    75.92    58.64   41.81   34.30   26.58
2/15/02....................   00.00   100.00    92.15    70.06    56.69   39.81   32.27   24.53
3/15/02....................   00.00   100.00    86.52    64.40    54.74   37.84   30.29   22.55
4/15/02....................   00.00   100.00    81.03    58.94    52.79   35.92   28.38   20.64
5/15/02....................   00.00    97.19    75.71    53.68    50.86   34.03   26.51   18.80
6/15/02....................   00.00    91.92    70.55    48.63    48.93   32.19   24.70   17.03
7/15/02....................   00.00    86.77    65.55    43.79    47.01   30.38   22.95   15.33
8/15/02....................   00.00    81.74    60.72    39.15    45.09   28.62   21.26   13.71
9/15/02....................   00.00    76.83    56.05    34.73*   43.19   26.90   19.63   12.16*
10/15/02...................   00.00    72.04    51.55    30.53    41.29   25.23   18.05   10.69
11/15/02...................   00.00    67.38    47.22    26.54    39.39   23.59   16.53    9.29
12/15/02...................   00.00    62.85    43.07    22.77    37.51   22.01   15.08    7.97
1/15/03....................   00.00    58.44    39.09    19.23    35.63   20.46   13.69    6.73
2/15/03....................   96.42    54.17    35.28*   15.91    33.76   18.97   12.36*   5.57
3/15/03....................   91.11    50.02    31.66    12.83    31.90   17.52   11.09    4.49
4/15/03....................   85.82    46.01    28.22     9.98    30.05   16.11    9.88    3.49
5/15/03....................   80.55    42.13    24.97     7.36    28.21   14.75    8.74    2.58
6/15/03....................   75.31    38.39    21.90     4.98    26.37   13.44    7.67    1.74
7/15/03....................   70.10    34.79*   19.02     2.84    24.55   12.18*   6.66    0.99
8/15/03....................   64.91    31.33    16.33     0.95    22.73   10.97    5.72    0.33
9/15/03....................   59.74    28.02    13.84     0.00    20.92    9.81    4.85    0.00
10/15/03...................   54.61    24.84    11.55     0.00    19.12    8.70    4.04    0.00
11/15/03...................   49.50    21.82     9.45     0.00    17.33    7.64    3.31    0.00
12/15/03...................   44.41    18.94     7.55     0.00    15.55    6.63    2.64    0.00
1/15/04....................   39.36    16.21     5.86     0.00    13.78    5.67    2.05    0.00
2/15/04....................   34.33*   13.63     4.38     0.00    12.02*   4.77    1.53    0.00
3/15/04....................   29.34    11.20     3.10     0.00    10.27    3.92    1.09    0.00
4/15/04....................   24.37     8.94     2.04     0.00     8.53    3.13    0.71    0.00
5/15/04....................   19.43     6.83     1.19     0.00     6.80    2.39    0.42    0.00
6/15/04....................   14.53     4.87     0.56     0.00     5.09    1.71    0.20    0.00
7/15/04....................    9.65     3.08     0.15     0.00     3.38    1.08    0.05    0.00
8/15/04....................    4.81     1.46     0.00     0.00     1.68    0.51    0.00    0.00
9/15/04....................    0.00     0.00     0.00     0.00     0.00    0.00    0.00    0.00

Weighted Average Life          4.49     3.91     3.54     3.13     3.07    2.50    2.24    1.99
    (years) (1)............
*Weighted Average Life to
 Optional Clean Up
  Call (years) (1).........    4.38     3.72     3.34     2.97     3.03    2.43    2.17    1.93

*Optional Clean Up Call
   Date (mo/yr)............    2/04     7/03     2/03     9/02     2/04    7/03    2/03    9/02

______________________
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date,
       (ii) adding the results and (iii) dividing the sum by the related principal balance of the Note.

     The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith..

                   Delinquency and Loss Experience of Seller

The tables set forth below indicate the delinquency and credit loss/repossession experience for each of the last five calendar years of the Bank's entire portfolio of Motor Vehicle Loans (including Motor Vehicle Loans that it previously sold but continues to service). The tables include both Mother Vehicle Loans originated directly by the Bank and through Dealers in a relative proportion substantially similar to the Motor Vehicle Loans to be transferred to the Trust. Fluctuations in delinquencies, repossessions and charge-offs generally follow trends in the overall economic environment and may be affected by such factors as increased competition for Obligors, rising consumer debt burden per household and increases in personal bankruptcies.

No assurance can be made that the delinquency and loss experience for the Motor Vehicle Loans as a whole or those transferred to the Trust will be similar to the historical experience set forth below.

Delinquency Experience

                                       Three Months Ended March 31,                              As Of December 31,
                             -----------------------------------------------     ------------------------------------------------
                                      1999                      1998                      1998                      1997
                             ---------------------     ---------------------     -----------------------    ---------------------
                              Number                    Number                    Number                     Number
                             of Loans     Amount       of Loans     Amount       of Loans       Amount      of Loans     Amount
                             --------   ----------     --------   ----------     --------     ----------    --------   ----------
Portfolio of Period End....   326,740   $3,872,070     253,527    $2,709,969      303,595     $3,495,181    242,396    $2,557,565
Delinquency(1).............
     30-59 days............     4,278   $   46,686       3,139    $   33,096        5,002     $   53,150      3,557    $   35,995
     69-89 days............     1,485   $   16,840         789    $    8,543        1,726     $   18,839        765    $    8,035
     90 Day or More........       776   $    8,481         470    $    5,336          792     $    8,891        444    $    4,694
Total Delinquencies as.....     6,539   $   72,007       4,398    $   46,974        7,520     $   80,880      4,766    $   48,724
   Percentage of the
   Portfolio...............      2.00%        1.86%       1.73%         1.73%        2.48%          2.31%      1.97%         1.91%

                               ---------------------------------------------------
                                        1996                       1995
                               ------------------------    -----------------------
                                Number                      Number
                               of Loans        Amount      of Loans       Amount
                               --------      ----------    --------    -----------
Portfolio of Period End....     200,922      $1,979,782    193,634      $1,824,411
Delinquency(1).............
     30-59 days............       3,380      $   31,646      2,867      $   24,914
     69-89 days............       1,209      $   11,330        557      $    5,358
     90 Day or More........         600      $    5,947        255      $    2,462
Total Delinquencies as.....       5,189      $   48,923      3,679      $   32,734
   Percentage of the
   Portfolio...............        2.58%           2.47%      1.90%           1.79%

___________________
(1) The period of delinquency is based on the number of days payments are contractually past due for all Motor Vehicle Loans other than Motor Vehicle Loans previously charged off.

Credit Loss/Repossession Experience

                                          Three Months Ended March 31,                       Year Ended December 31,
                                          ----------------------------  ---------------------------------------------------------
                                             1999             1998        1998        1997        1996        1995       1994
                                          ----------        ----------  ----------  ----------  ----------  ---------- ----------
                                                                                (Dollars in Thousands)
Portfolio Balance at Period End.........  $3,872,070        $2,709,969  $3,495,181  $2,557,565  $1,979,782  $1,824,411 $1,885,491
Average Portfolio Balance during Period.  $3,713,832        $2,659,611  $3,020,363  $2,270,731  $1,883,171  $1,850,693 $1,670,756
Average Number of Loans Outstanding
 during the Period......................     317,204           249,840     273,261     222,092     195,759     195,834    180,660
Number of Repossessions during the
 Period.................................       2,068             1,462       6,207       4,967       4,198       4,153      3,528
Number of Repossessions as percentage
 of Average Number of Loans
 Outstanding............................        2.61%             2.34%       2.27%       2.24%       2.14%       2.12%      1.95%
Gross Charge-offs(1)....................  $   19,574        $    9,852  $   53,485  $   39,184  $   29,488  $   25,644 $   17,352
Recoveries on Loans Previously Charged
 Off(2).................................  $    8,851        $    4,140  $   19,882  $   16,901  $   11,849  $   11,321 $    8,370
Net Charge-offs(3)......................  $   10,723        $    5,713  $   33,604  $   22,283  $   17,639  $   14,323 $    8,985
Net Charge-offs as a Percentage of
 Portfolio Balance at Period End(4).....        1.11%             0.85%       0.96%       0.87%       0.89%       0.97%      0.48%
Net Charge-offs as a Percentage of
 Average Balance During Period(4).......        1.15%             0.87%       1.11%       0.98%       0.94%       0.77%      0.54%

________________
(1) Gross Charge-offs are generally stated net of liquidation proceeds.
(2) Recoveries on Loans Previously Charged Off generally include amounts received with respect to loans previously charged off, other than liquidation proceeds, net of collection expenses. A portion of recoveries has resulted from certain collection and recovery efforts used by the Bank with respect to defaulted receivables acquired by the Bank from other institutions as a result of mergers. Such defaulted receivables are not being transferred to the Trust and such reported recoveries may not be indicative of future results.
(3) Net Charge-offs equal Gross Charge-offs minus Recoveries on Loans Previously Charged Off.
(4) Annualized.